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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                 August 5, 2004

                        Commission File Number 000-21755

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                                iGATE CORPORATION
             (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                                        25-1802235
   State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)

1000 Commerce Drive
Suite 500
Pittsburgh, PA                                                   15275
(Address of Principal Offices)                                (Zip Code)

                                 (412) 503-1131
              (Registrant's Telephone Number, Including Area Code)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by iGate Corporation on August 5, 2004.

Item 9. Regulation FD Disclosure.

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On August 5, 2004, iGate Corporation reported its earnings for the quarter ended June 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation's related press release dated August 5, 2004 which is incorporated herein.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  iGATE CORPORATION

August 5, 2004                    /s/ MICHAEL ZUGAY
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                                  Michael Zugay
                                  Senior Vice President, Chief Financial Officer



                                  EXHIBIT INDEX

(c) Exhibits

                  Exhibit No.
                      99.1       Press Release dated August 5, 2004.